UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2015

Intrawest Resorts Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 13, 2015, an executive member of management of Intrawest Resorts Holdings, Inc. (the “Company”) met with certain investment analysts. While the Company generally does not provide specific guidance on excess cash, during the meetings the Company communicated that after funding planned maintenance and growth capital projects, management currently believes the Company has $25 million in excess cash available for incremental investments with the potential to generate another $5 million to $15 million annually given the current capital structure.

Cautionary Statement

Certain statements and information in this Current Report Form 8-K may constitute “forward-looking statements.” The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future excess cash available are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the disclosures made on March 13, 2015. The information under this Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other documents filed by the Company under the Securities Act of 1933, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Carl Long
Carl Long
Chief Accounting Officer and Corporate Controller

Date: March 16, 2015

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